Exhibit 32.1
CERTIFICATION PURSUANT TO RULE 13a-14(b)/15d-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, I, Michael S. Cagney, hereby certify that, to the best of my knowledge, Figure Certificate Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the Report), as filed with the Securities and Exchange Commission on November 13, 2025 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Figure Certificate Company.

Date: November 13, 2025
/s/ Michael S. Cagney
Michael S. Cagney
Chief Executive Officer